UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  June 1, 2004


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                       313345                68-0490580

(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)        Identification No.)


                               5900 Cherry Avenue
                              Long Beach, CA 90805
                     (Address of principal executive office)


                                 (562) 728-2800
                         (Registrant's telephone number,
                              including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

       99.1  Pacific Energy Partners, L.P., press release dated June 1, 2004.

ITEM  9.    REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a copy of the press release of Pacific Energy Partners, L.P., dated June 1, 2004, announcing that it and its newly formed subsidiary Pacific Energy Finance Corporation intend to offer, subject to market conditions, $240 million of senior unsecured notes due 2014 in a private placement.

         In accordance with General Instruction B.2. of Form 8-K, the above information is being furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, except if the registrant specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934, as amended, or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       PACIFIC ENERGY PARTNERS, L.P.

                       By:    PACIFIC ENERGY GP, INC.
                              its General Partner



                       By: /s/ G. Tywoniuk
                           ------------------------------------------------
                              Gerald A. Tywoniuk
                              Sr. VP, Chief Financial Officer and Treasurer


Date:  June 1, 2004

                                  EXHIBIT INDEX



Exhibit
Number                Description
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Exhibit 99.1          Press Release of Pacific Energy Partners, L.P., dated
                      June 1, 2004